UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 21, 2013

PERRIGO COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Ireland	333-190859	Not Applicable
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Sir John Rogerson’s Quay, Dublin 2, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 6040031

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2013, the Board of Directors of the Company appointed Lorraine Egan to serve as a director of the Company. Ms. Egan is an employee of Intertrust Management Ireland Limited (“Intertrust”) and will serve as a director of the Company pursuant to a Corporate Services Agreement by and between the Company and Intertrust, dated as of October 22, 2013 (the “Agreement”). In addition to providing the services of Ms. Egan, Intertrust will provide certain other corporate administrative services to the Company for an initial fee of EUR5,000. Ms. Egan will receive no compensation for her services as a director of the Company. Ms. Egan will serve on the Company’s Audit Committee. Ms. Egan’s service as a director is expected to terminate upon the consummation of the transactions contemplated by the Transaction Agreement (the “Transactions”) between Elan Corporation plc, the Company, Habsont Limited, a company organized under the laws of Ireland and a wholly-owned subsidiary of the Company (“Foreign Holdco”), and Leopard Company, a Delaware Corporation and a wholly-owned subsidiary of Foreign Holdco (“MergerSub”).

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to the Company, based on current beliefs of management as well as assumptions made by, and information currently available to, management. It is important to note that the Company’s goals and expectations are not predictions of actual performance. The Company’s performance, at times, will differ from its goals and expectations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, successful completion of the Transactions and the ability to recognize the anticipated synergies and benefits of the Transactions; the difficulty of predicting the timing or outcome of regulatory agency approvals or actions, if any; risks and uncertainties normally incident to the pharmaceutical industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and such other risks and uncertainties detailed in the Company’s public filings with the Securities and Exchange Commission, including but not limited to the Company’s Registration Statement on Form S-4, as amended. Except as expressly required by law, the Company disclaims any intent or obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY LIMITED (Registrant)

	By:	/s/ Todd W. Kingma
Dated: October 25, 2013		Todd W. Kingma
Director